Trade and other payables	12 Months Ended
Jun. 30, 2023
Trade and other payables
Trade and other payables

23 Trade and other payables

	As at June 30,
	2022	2023
	RMB’000	RMB’000
Trade payables	649,415	653,713
Payroll payable	68,969	93,065
Accrued expenses	264,905	236,594
Other taxes payable	52,078	49,072
Deposits	1,875,380	1,785,405
Payable relating to leasehold improvements	37,109	47,654
Amounts due to related parties (Note 32(c))	13,710	6,371
Others	111,425	147,428
	3,072,991	3,019,302

Information about the Group’s exposure to currency and liquidity risks is included in Note 29.

The credit period granted by suppliers is 30 to 90 days.

Deposits received from suppliers, distributors and franchisees may be repayable to suppliers, distributors and franchisees after more than one year. All of the other trade payables, other payables, accruals and amounts due to related parties or franchisees are expected to be settled within one year or are repayable on demand.